OPPENHEIMER VARIABLE ACCOUNT FUNDS
Supplement Dated October 28, 1996
to the Prospectus dated May 1, 1996, revised October 28, 1996

This Prospectus may be used to offer or sell shares of only the following
Funds:

            Oppenheimer Bond Fund
            Oppenheimer Growth Fund









October 28, 1996

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Prospectus dated May 1, 1996
Revised, October 28, 1996

OPPENHEIMER VARIABLE ACCOUNT FUNDS (the "Trust") is a diversified open-end investment company consisting of nine separate funds (collectively, the "Funds"):

OPPENHEIMER MONEY FUND ("Money Fund") seeks the maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. Its shares are neither insured nor guaranteed by the U.S. Government, and there is no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share.

OPPENHEIMER HIGH INCOME FUND ("High Income Fund") seeks a high level of current income from investment in high yield fixed-income securities.
High Income Fund's investments include unrated securities or high risk securities in the lower rating categories, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative.

OPPENHEIMER BOND FUND ("Bond Fund") primarily seeks a high level of current income from investment in high yield fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, this Fund seeks capital growth when consistent with its primary objective.

OPPENHEIMER CAPITAL APPRECIATION FUND ("Capital Appreciation Fund") seeks to achieve capital appreciation by investing in "growth-type" companies.

OPPENHEIMER GROWTH FUND ("Growth Fund") seeks to achieve capital appreciation by investing in securities of well-known established companies.

OPPENHEIMER MULTIPLE STRATEGIES FUND ("Multiple Strategies Fund") seeks a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

OPPENHEIMER GROWTH & INCOME FUND ("Growth & Income Fund") seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time this Fund may focus on small to medium capitalization common stocks, bonds and convertible securities.

OPPENHEIMER GLOBAL SECURITIES FUND ("Global Securities Fund") seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. Current income is not an objective. These securities may be considered to be speculative.

OPPENHEIMER STRATEGIC BOND FUND ("Strategic Bond Fund") seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in: (i) foreign government and corporate debt securities, (ii) U.S. Government securities, and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative.

      Shares of the Funds are sold only to provide benefits under variable life insurance policies and variable annuity contracts (collectively, the "Accounts"). The Accounts invest in shares of one or more of the Funds in accordance with allocation instructions received from Account owners. Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under an Account.

      This Prospectus explains concisely what you should know before investing in the Trust and the Funds. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Funds in the May 1, 1996 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Funds' Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


            About the Funds
            Overview of the Funds
            Financial Highlights
            Investment Objectives and Policies
            How the Funds are Managed
            Performance of the Funds

            About Your Account
            How to Buy Shares
            How to Sell Shares
            Dividends, Capital Gains and Taxes
            Appendix A: Description of Terms
            Appendix B: Description of Securities Ratings

ABOUT THE FUNDS

Overview of the Funds

      Some of the important facts about the Funds are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing. Keep the Prospectus for reference after you invest.

      - What Are the Funds' Investment Objectives? Money Fund's investment objective is to seek maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. High Income Fund's investment objective is to seek a high level of current income from investment in high yield fixed-income securities. Bond Fund's investment objective is to seek a high level of current income from investment in high yield fixed-income securities rated "baa" or better by Moody's or "BBB" or better by Standard & Poor's. As a secondary investment objective, Bond Fund seeks capital growth when consistent with its primary objective. Capital Appreciation Fund's investment objective is to achieve capital appreciation by investing in "growth-type" companies. Growth Fund's investment objective is to seek to achieve capital appreciation by investing in securities of well-known established companies. Multiple Strategies Fund's investment objective is to seek a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities. Growth & Income Fund's investment objective is to seek a total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. Global Securities Fund's investment objective is to seek long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. Strategic Bond Fund's investment objective is to seek a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.


      - What Do the Funds Invest In? To seek their respective investment objectives, the Funds invest as follows. Money Fund primarily invests in money market securities. High Income Fund primarily invests in high yield fixed-income securities, including unrated securities or high risk securities in the lower rating categories, commonly known as "junk bonds." Bond Fund primarily invests in high yield fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Capital Appreciation Fund primarily invests in "growth-type" companies. Growth Fund primarily invests in securities of well-known established companies. Multiple Strategies Fund primarily invests in common stocks and other equity securities, bonds and other debt securities, and money market securities. Growth & Income Fund invests primarily in equity and debt securities and focuses from time to time on small to medium capitalization companies. Global Securities Fund primarily invests in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations. Strategic Bond Fund primarily invests in foreign government and corporate debt securities, U.S. Government securities, and lower-rated high yield domestic and foreign debt securities, commonly know as "junk bonds." These investments are more fully explained for each Fund in "Investment Objectives and Policies," starting on page ___.

      - Who Manages the Funds? The Funds' investment adviser is OppenheimerFunds, Inc. (the "Manager"), which (including a subsidiary) advises investment company portfolios having over $50 billion in assets. Each Fund's portfolio manager is primarily responsible for the selection of securities of that Fund. The portfolio managers are as follows: for Money Fund, Dorothy Warmack; for High Income Fund, Bond Fund, Multiple Strategies Fund and Strategic Bond Fund, David Negri (joined by Richard Rubinstein for Multiple Strategies Fund and by Arthur Steinmetz for Strategic Bond Fund); for Capital Appreciation Fund, Paul LaRocco; for Growth Fund, Jane Putnam; for Global Securities Fund, William Wilby; and for Growth & Income Fund, Robert J. Milnamow and Michael S. Levine. The Manager is paid an advisory fee by each Fund, based on its assets. The Trust's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How The Funds Are Managed," starting on page ____ for more information about the Manager and its fees.

      - How Risky Are The Funds? While different types of investments have risks that differ in type and magnitude, all investments carry risk to some degree. Changes in overall market movements or interest rates, or factors affecting a particular industry or issuer, can affect the value of the Funds' investments and their price per share. Equity investments are generally subject to a number of risks including the risk that values will fluctuate as a result of changing expectations for the economy and individual issuers, and stocks which are small to medium size in capitalization may fluctuate more than large capitalization stocks. For both equity and income investments, foreign investments are subject to the risk of adverse currency fluctuation and additional risks and expenses in comparison to domestic investments. In comparing levels of risk among the equity and equity- income funds, Growth Fund is most conservative, followed by Multiple Strategies Fund, Growth & Income Fund, Capital Appreciation Fund and Global Securities Fund. Fixed-income investments are generally subject to the risk that values will fluctuate with inflation, with lower-rated fixed-income investments being subject to a greater risk that the issuer will default in its interest or principal payment obligations. In comparing levels of risk among the fixed-income funds, Bond Fund is most conservative, followed by Strategic Bond Fund and High Income Fund. Money Fund is the most conservative of all nine Funds in that Money Fund intends to maintain a stable net asset value, although there is no assurance that it will be able to do so.

      - How Can I Buy or Sell Shares? Shares of each Fund are offered only for purchase by Accounts as an investment medium for variable life insurance policies and variable annuity contracts. Account owners should refer to the accompanying Account Prospectus on how to buy or sell shares of the Funds.

      - How Have the Funds Performed? Money Fund, High Income Fund, Bond Fund and Strategic Bond Fund measure their performance by quoting their
yields.   All of the Funds with the exception of Money Fund may measure their performance by quoting average annual total return and cumulative total return, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The performance of all the Funds except Money Fund can also be compared to broad market indices, which we have done starting on page ___. Please remember that past performance does not guarantee future results.

Financial Highlights


      The tables on the following pages present selected financial information, including per share data and expense ratios and other data about the Funds, and are based on each Fund's average net assets. This information has been audited by Deloitte & Touche LLP, the Funds' independent auditors, whose report on the Funds' financial statements for the fiscal year ended December 31, 1995, is included in the Statement of Additional Information.

Oppenheimer Variable Account Funds
FINANCIAL HIGHLIGHTS


                                                                                                                    Oppenheimer
                                                                                                                       Money
                                                                                                                        Fund

                                                     -------------------------------------------------------------------------------
                                                          Year Ended
                                                         December 31,         1994            1993           1992           1991
                                                             1995
                                                     -------------------------------------------------------------------------------
PER SHARE OPERATING DATA:

Net asset value, beginning of year                             $1.00           $1.00          $1.00          $1.00           $1.00

Income from investment operations - net
investment income and net realized gain
on investments                                                   .06             .04            .03            .04             .06

Dividends and distributions to shareholders                     (.06)           (.04)          (.03)          (.04)           (.06)
                                                     -------------------------------------------------------------------------------

Net asset value, end of year                                   $1.00           $1.00          $1.00          $1.00           $1.00

==========================================================
=====================

TOTAL RETURN, AT NET ASSET VALUE (1)                            5.62%           4.25%          3.09%          3.93%
       6.18%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in thousands)                       $65,386         $89,671        $61,221        $58,266         $58,709


Average net assets (in thousands)                            $75,136         $90,264        $57,654        $61,317         $75,747


Ratios to average net assets:

  Net investment income                                         5.52%           4.18%          3.12%          3.76%           5.97%

  Expenses                                                       .51%            .43%           .43%           .50%            .49%

                                                 -----------------------------------------------------------------------


                                                    1990           1989           1988          1987            1986

                                                 -----------------------------------------------------------------------
PER SHARE OPERATING DATA:

Net asset value, beginning of year                   $1.00          $1.00          $1.00          $1.00          $1.00

Income from investment operations - net
investment income and net realized gain
on investments                                         .08            .09            .07            .06            .06

Dividends and distributions to shareholders           (.08)          (.09)          (.07)          (.06)          (.06)
                                                 -----------------------------------------------------------------------

Net asset value, end of year                         $1.00          $1.00          $1.00          $1.00          $1.00

==========================================================
=============

TOTAL RETURN, AT NET ASSET VALUE (1)                  7.84%          9.56%          6.96%          6.74%          6.00%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in thousands)             $89,143        $68,440        $69,468        $42,538        $28,218


Average net assets (in thousands)                  $82,966        $67,586        $60,241        $35,138        $12,914


Ratios to average net assets:

  Net investment income                               7.80%          8.82%          7.31%          6.33%          5.68%

  Expenses                                             .51%           .53%           .55%           .59%           .75%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

Oppenheimer Variable Account Funds
FINANCIAL HIGHLIGHTS (Continued)


                                                                                                          Oppenheimer
                                                                                                          High Income
                                                                                                              Fund

                                                    -------------------------------------------------------------------------------
                                                        Year Ended
                                                       December 31,
                                                           1995             1994            1993           1992            1991
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                            $9.79          $11.02          $9.74          $9.40          $7.90
Income (loss) from investment operations:
  Net investment income                                           .98             .94            .82           1.19           1.28
  Net realized and unrealized gain (loss) on
  investments and foreign currency                                .94          (1.27)           1.65            .43           1.30
  transactions
                                                    ------------------------------------------------------------------------------
  Total income (loss) from investment
  operations                                                     1.92           (.33)           2.47           1.62           2.58
                                                    -------------------------------------------------------------------------------
Dividends and distributions to shareholders:
  Dividends from net investment income                          (1.08)          (.66)          (1.19)         (1.28)         (1.08)
  Distributions from net realized gain on
  investments and foreign currency
  transactions                                                     --           (.24)             --             --             --
                                                    -------------------------------------------------------------------------------
  Total dividends and distributions to
  shareholders                                                  (1.08)           (.90)         (1.19)         (1.28)         (1.08)
                                                    -------------------------------------------------------------------------------
Net asset value, end of period                                 $10.63          $ 9.79         $11.02          $9.74          $9.40

==========================================================
=====================
TOTAL RETURN, AT NET ASSET VALUE(2)                             20.37%          (3.18)%        26.34%         17.92%
       33.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $133,451        $ 95,698        $93,011        $40,817        $27,308

Average net assets (in thousands)                            $115,600        $101,096        $67,000        $36,861        $23,663

Ratios to average net assets:
  Net investment income                                          9.81%           9.15%        10.50%          12.08%         14.26%
  Expenses                                                        .81%            .67%          .68%            .73%           .75%
  Portfolio turnover rate(4)                                    107.1%          110.1%        135.7%          144.2%         108.0%

                                                 -------------------------------------------------------------------------
                                                     1990           1989            1988          1987          1986(1)
                                                 -------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                  $8.59           $9.30          $9.14        $10.04          $10.00
Income (loss) from investment operations:
  Net investment income                                1.21            1.09           1.12          1.30             .72
  Net realized and unrealized gain (loss) on
  investments and foreign currency                     (.82)           (.65)           .23          (.51)           (.24)
  transactions
                                                 -------------------------------------------------------------------------
  Total income (loss) from investment
  operations                                            .39             .44           1.35           .79             .48
                                                 -------------------------------------------------------------------------
Dividends and distributions to shareholders:
  Dividends from net investment income                (1.08)          (1.08)         (1.07)        (1.55)           (.44)
  Distributions from net realized gain on
  investments and foreign currency
  transactions                                           --            (.07)          (.12)         (.14)              --
                                                 -------------------------------------------------------------------------
  Total dividends and distributions to
  shareholders                                        (1.08)          (1.15)         (1.19)        (1.69)           (.44)
                                                 -------------------------------------------------------------------------
Net asset value, end of period                        $7.90           $8.59          $9.30         $9.14          $10.04

==========================================================
===============
TOTAL RETURN, AT NET ASSET VALUE(2)                    4.65%           4.84%         15.58%         8.07%
4.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $19,172         $23,698        $25,551       $21,768         $14,833

Average net assets (in thousands)                   $21,493         $26,040        $24,530       $20,637         $ 8,036

Ratios to average net assets:
  Net investment income                               14.32%          11.52%         11.94%        13.13%          11.18%(3)
  Expenses                                              .75%            .75%           .75%          .75%            .75%(3)
  Portfolio turnover rate(4)                           95.1%           78.7%          57.9%         42.1%           18.3%

1. For the period from April 30, 1986 (commencement of operations) to December 31, 1986.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3.  Annualized

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

Oppenheimer Variable Account Funds
FINANCIAL HIGHLIGHTS (Continued)

                                                                                                           Oppenheimer
                                                                                                              Bond
                                                                                                              Fund

                                                       -----------------------------------------------------------------------------
                                                           Year Ended
                                                          December 31,
                                                              1995           1994           1993             1992           1991
                                                       -----------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                         $10.78         $11.65         $10.99           $11.15         $10.33
Income (loss) from investment operations:
  Net investment income                                         .72            .76            .65              .87            .95
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                               1.07           (.98)           .76             (.17)           .80
                                                       -----------------------------------------------------------------------------
  Total income (loss) from investment
    operations                                                 1.79           (.22)          1.41              .70           1.75

                                                       -----------------------------------------------------------------------------
Dividends and distributions to shareholders:
  Dividends from net investment income                         (.73)          (.62)          (.75)            (.86)          (.93)
  Distributions from net realized gain on
    investments and foreign currency
    transactions                                                  --          (.03)             --               --             --
                                                       -----------------------------------------------------------------------------
  Total dividends and distributions to
    shareholders                                               (.73)          (.65)          (.75)            (.86)          (.93)
                                                       -----------------------------------------------------------------------------
Net asset value, end of period                               $11.84         $10.78         $11.65           $10.99         $11.15

==========================================================
===================
TOTAL RETURN, AT NET ASSET VALUE(1)                           17.00%        (1.94)%         13.04%            6.50%
      17.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $211,232       $135,067       $111,846          $63,354        $32,762
Average net assets (in thousands)                          $170,929       $121,884       $ 87,215          $45,687        $22,169
Ratios to average net assets:
  Net investment income                                        6.91%          7.30%          7.20%            7.81%          8.73%
  Expenses                                                      .80%           .57%           .46%             .56%           .64%
  Portfolio turnover rate(2)                                   79.4%          35.1%          36.3%            41.3%           7.6%

                                                       ----------------------------------------------------------------------------
                                                            1990          1989           1988            1987           1986
                                                       ----------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                          $10.49        $10.15          $10.19         $11.15          $11.27
Income (loss) from investment operations:
  Net investment income                                          .97           .98             .94            .97             .97
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                                (.18)          .32            (.05)          (.71)            .09
                                                       ----------------------------------------------------------------------------
  Total income (loss) from investment
    operations                                                   .79          1.30             .89            .26            1.06
                                                       ----------------------------------------------------------------------------
Dividends and distributions to shareholders:
  Dividends from net investment income                          (.95)         (.96)           (.93)         (1.17)          (1.03)
  Distributions from net realized gain on
    investments and foreign currency
    transactions                                                  --            --              --           (.05)           (.15)
                                                       ----------------------------------------------------------------------------
  Total dividends and distributions to
    shareholders                                                (.95)         (.96)           (.93)         (1.22)          (1.18)
                                                       ----------------------------------------------------------------------------
Net asset value, end of period                                $10.33        $10.49          $10.15         $10.19          $11.15

==========================================================
==================
TOTAL RETURN, AT NET ASSET VALUE(1)                             7.92%        13.32%           8.97%          2.53%
     10.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $16,576       $13,422         $ 9,989        $10,415          $7,377
Average net assets (in thousands)                            $15,088       $11,167         $11,028        $ 8,748          $4,647
Ratios to average net assets:
  Net investment income                                         9.30%         9.34%           9.08%          9.17%           8.71%
  Expenses                                                       .61%          .64%            .70%           .75%            .75%
  Portfolio turnover rate(2)                                     7.4%          5.4%           36.3%           5.9%           27.7%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

Oppenheimer Variable Account Funds
FINANCIAL HIGHLIGHTS (Continued)

                                                                                                             Oppenheimer
                                                                                                        Capital Appreciation
                                                                                                                Fund
                                                      ------------------------------------------------------------------------------
                                                         Year Ended
                                                        December 31,
                                                            1995             1994           1993            1992           1991
                                                      ------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                        $25.95         $31.64          $26.04          $23.24         $15.24
Income (loss) from investment operations:
  Net investment income                                        .11            .10             .05             .06            .08
  Net realized and unrealized gain (loss) on
    investments                                               8.29          (2.22)           6.71            3.43           8.18
                                                      ------------------------------------------------------------------------------
  Total income (loss) from investment operations              8.40          (2.12)           6.76            3.49           8.26
                                                      ------------------------------------------------------------------------------
Dividends and distributions to shareholders:
  Dividends from net investment income                        (.09)          (.04)           (.06)           (.14)          (.26)
  Distributions from net realized gain on
    investments                                               (.05)         (3.53)          (1.10)           (.55)             --
                                                      ------------------------------------------------------------------------------
  Total dividends and distributions to
    shareholders                                              (.14)         (3.57)          (1.16)           (.69)          (.26)
                                                      ------------------------------------------------------------------------------
Net asset value, end of period                              $34.21         $25.95          $31.64          $26.04         $23.24

==========================================================
====================
TOTAL RETURN, AT NET ASSET VALUE(2)                          32.52%         (7.59)%         27.32%          15.42%
     54.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $325,404       $185,774        $136,885         $83,335        $49,371
Average net assets (in thousands)                         $240,730       $153,832         $98,228         $56,371        $34,887
Ratios to average net assets:
  Net investment income                                        .47%           .50%            .23%            .30%           .81%
  Expenses                                                     .78%           .57%            .47%            .54%           .63%
  Portfolio turnover rate(4)                                 125.5%          96.5%          122.8%           78.9%         122.3%
  Average brokerage commission rate(5)                       $0.18             --              --              --             --

                                                        -------------------------------------------------------------------------
                                                             1990           1989           1988           1987         1986(1)
                                                        -------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                         $20.40         $16.31         $14.39         $13.12         $16.21
Income (loss) from investment operations:
  Net investment income                                         .32            .50            .33            .21            .12
  Net realized and unrealized gain (loss) on
    investments                                               (3.54)          3.93           1.60           1.67          (1.24)
                                                        -------------------------------------------------------------------------
  Total income (loss) from investment operations              (3.22)          4.43           1.93           1.88          (1.12)
                                                        -------------------------------------------------------------------------
Dividends and distributions to shareholders:
  Dividends from net investment income                         (.53)          (.34)            --           (.34)          (.21)
  Distributions from net realized gain on
    investments                                               (1.41)            --           (.01)          (.27)         (1.76)
                                                        -------------------------------------------------------------------------
  Total dividends and distributions to
    shareholders                                              (1.94)          (.34)          (.01)          (.61)         (1.97)
                                                        -------------------------------------------------------------------------
Net asset value, end of period                               $15.24         $20.40         $16.31         $14.39         $13.12

==========================================================
===============
TOTAL RETURN, AT NET ASSET VALUE(2)                         (16.82)%         27.57%         13.41%         14.34%
    (1.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $23,295        $27,523        $13,667         $9,692         $4,549
Average net assets (in thousands)                           $24,774        $21,307        $13,239         $8,598         $3,099
Ratios to average net assets:
  Net investment income                                        1.93%          3.27%          2.13%          1.68%          2.36%(3)
  Expenses                                                      .71%           .68%           .73%           .75%          1.01%(3)
  Portfolio turnover rate(4)                                  222.0%         130.5%         128.7%         138.7%         100.1%
  Average brokerage commission rate(5)                           --             --             --             --             --

1. For the six months ended December 31, 1986. Operating results prior to August 15, 1986 were achieved by Centennial Capital Appreciation Fund, a separate investment company acquired by OCAP on August 14, 1986.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3.  Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

5. Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

Oppenheimer Variable Account Funds
FINANCIAL HIGHLIGHTS (Continued)

                                                                                                        Oppenheimer
                                                                                                           Growth
                                                                                                            Fund
                                                       -----------------------------------------------------------------------------
                                                          Year Ended
                                                         December 31,
                                                             1995              1994             1993          1992            1991
                                                       -----------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                       $17.68            $17.70         $16.96         $15.17          $12.54
Income (loss) from investment operations:
  Net investment income                                       .25               .22            .46            .16             .30
  Net realized and unrealized gain (loss) on
    investments                                              6.10              (.05)           .74           1.99            2.82
                                                       -----------------------------------------------------------------------------
  Total income (loss) from investment
    operations                                               6.35               .17           1.20           2.15            3.12
                                                       -----------------------------------------------------------------------------

Dividends and distributions to shareholders:
  Dividends from net investment income                       (.22)             (.15)          (.14)          (.36)           (.49)
  Distributions from net realized gain on
    investments and foreign currency
    transactions                                             (.26)             (.04)          (.32)             --              --
                                                       -----------------------------------------------------------------------------
  Total dividends and distributions to
    shareholders                                             (.48)             (.19)          (.46)          (.36)           (.49)
                                                       -----------------------------------------------------------------------------
Net asset value, end of period                             $23.55            $17.68         $17.70         $16.96          $15.17

==========================================================
===================
TOTAL RETURN, AT NET ASSET VALUE(1)                         36.65%              .97%          7.25%         14.53%
     25.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $117,710           $63,283        $56,701        $36,494         $22,032
Average net assets (in thousands)                         $88,803           $59,953        $46,389        $25,750         $18,810
Ratios to average net assets:
  Net investment income                                      1.46%             1.38%          1.13%          1.36%           2.82%
  Expenses                                                    .79%              .58%           .50%           .61%            .70%
  Portfolio turnover rate(2)                                 58.2%             53.8%          12.6%          48.7%          133.9%
  Average brokerage commission rate(3)                      $0.07                --             --             --              --

                                                       ---------------------------------------------------------------------------
                                                            1990          1989           1988           1987           1986
                                                       ---------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                          $16.38        $13.64         $11.21         $12.53          $10.95
Income (loss) from investment operations:
  Net investment income                                          .56           .66            .29            .20             .13
  Net realized and unrealized gain (loss) on
    investments                                                (1.79)         2.50           2.19            .24            1.76
                                                       ---------------------------------------------------------------------------
  Total income (loss) from investment
    operations                                                 (1.23)         3.16           2.48            .44            1.89
                                                       ---------------------------------------------------------------------------

Dividends and distributions to shareholders:
  Dividends from net investment income                          (.62)         (.35)            --           (.34)           (.15)
  Distributions from net realized gain on
    investments and foreign currency
    transactions                                               (1.99)         (.07)          (.05)         (1.42)           (.16)
                                                       ---------------------------------------------------------------------------
  Total dividends and distributions to
    shareholders                                               (2.61)         (.42)          (.05)         (1.76)           (.31)
                                                       ---------------------------------------------------------------------------
Net asset value, end of period                                $12.54        $16.38         $13.64         $11.21          $12.53

==========================================================
=================
TOTAL RETURN, AT NET ASSET VALUE(1)                           (8.21)%        23.59%         22.09%          3.32%
     17.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $15,895       $19,301        $17,746        $14,692          $8,287
Average net assets (in thousands)                            $17,235       $18,596        $15,585        $15,121          $3,744
Ratios to average net assets:
  Net investment income                                         4.09%         3.72%          2.39%          1.56%           2.62%
  Expenses                                                       .71%          .70%           .70%           .75%            .75%
  Portfolio turnover rate(2)                                   267.9%        148.0%         132.5%         191.0%          100.9%
  Average brokerage commission rate(3)                            --            --             --             --              --

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3. Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

Oppenheimer Variable Account Funds
FINANCIAL HIGHLIGHTS (Continued)

                                                                                                              Oppenheimer
                                                                                                         Multiple Strategies
                                                                                                                  Fund
                                                     ------------------------------------------------------------------------------
                                                        Year Ended
                                                       December 31,
                                                           1995             1994            1993             1992            1991
                                                     ------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                      $12.91           $13.88          $12.47           $11.96         $10.90
Income (loss) from investment operations:
  Net investment income                                      .66              .63             .55              .55            .69
  Net realized and unrealized gain (loss) on
  investments, options written and foreign
  currency transactions                                     2.00             (.90)           1.41              .50           1.15
                                                     ------------------------------------------------------------------------------
  Total income (loss) from investment operations            2.66             (.27)           1.96             1.05           1.84
                                                     ------------------------------------------------------------------------------
Dividends and distributions to shareholders:
  Dividends from net investment income                      (.65)            (.60)           (.55)            (.54)          (.78)
  Distributions from net realized gain on
  investments, options written and foreign
  currency transactions                                     (.37)            (.10)              --               --             --
                                                     ------------------------------------------------------------------------------
  Total dividends and distributions to
  shareholders                                             (1.02)            (.70)           (.55)            (.54)          (.78)
                                                     ------------------------------------------------------------------------------
Net asset value, end of period                            $14.55           $12.91          $13.88           $12.47         $11.96

==========================================================
====================
TOTAL RETURN, AT NET ASSET VALUE(2)                        21.36%           (1.95)%         15.95%            8.99%
      17.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $381,263         $292,067        $250,290         $159,464       $124,634
Average net assets (in thousands)                       $344,745         $279,949        $199,954         $139,011       $117,000
Ratios to average net assets:
  Net investment income                                     4.81%            4.90%           4.44%            4.63%          5.95%
  Expenses                                                   .77%             .56%            .48%             .55%           .54%
  Portfolio turnover rate(4)                                39.0%            31.4%           32.4%            57.8%          80.3%
  Average brokerage commission rate(5)                     $0.04               --              --               --             --

                                                        -----------------------------------------------------------------
                                                              1990              1989            1988           1987(1)
                                                        -----------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                           $12.30           $11.58         $10.04            $10.00
Income (loss) from investment operations:
  Net investment income                                           .73              .73            .66               .44
  Net realized and unrealized gain (loss) on
  investments, options written and foreign
  currency transactions                                          (.97)            1.04           1.53               .07
                                                        -----------------------------------------------------------------
  Total income (loss) from investment operations                 (.24)            1.77           2.19               .51
                                                        -----------------------------------------------------------------
Dividends and distributions to shareholders:
  Dividends from net investment income                           (.70)            (.68)          (.65)             (.43)
  Distributions from net realized gain on
  investments, options written and foreign
  currency transactions                                          (.46)            (.37)            --              (.04)
                                                        -----------------------------------------------------------------
  Total dividends and distributions to
  shareholders                                                  (1.16)           (1.05)          (.65)             (.47)
                                                        -----------------------------------------------------------------
Net asset value, end of period                                 $10.90           $12.30         $11.58            $10.04

==========================================================
=======
TOTAL RETURN, AT NET ASSET VALUE(2)                            (1.91)%           15.76%         22.15%             3.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $118,888         $121,286        $78,386           $53,291
Average net assets (in thousands)                            $123,231         $101,057        $64,298           $34,256
Ratios to average net assets:
  Net investment income                                          6.53%            6.36%          6.18%             6.12%(3)
  Expenses                                                        .55%             .57%           .58               .65%(3)
  Portfolio turnover rate(4)                                     99.2%            66.9%         110.0%             46.9%
  Average brokerage commission rate(5)                             --               --             --                --

1. For the period from February 9, 1987 (commencement of Operations) to December 31, 1987.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, And redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3.  Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

5. Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

Oppenheimer Variable Account Funds
FINANCIAL HIGHLIGHTS (Continued)


                                                                                                           Oppenheimer
                                                                                                        Global Securities
                                                                                                               Fund
                                                                  ----------------------------------------------------------------
                                                                        Year Ended
                                                                       December 31,
                                                                           1995                   1994                  1993
                                                                 -----------------------------------------------------------------
PER SHARE OPERATING DATA:

Net asset value, beginning of period                                       $15.09                 $16.30                 $9.57
Income (loss) from investment operations:
  Net investment income                                                       .12                    .04                  (.02)
        Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                         .19                   (.96)                 6.75
                                                                 -----------------------------------------------------------------
  Total income (loss) from investment operations                              .31                   (.92)                 6.73
                                                                 -----------------------------------------------------------------
Dividends and distributions to shareholders:
  Dividends from net investment income                                         --                   (.04)                   --
  Distributions from net realized gain on investments and
    foreign currency transactions                                            (.40)                  (.25)                   --
                                                                 -----------------------------------------------------------------
  Total dividends and distributions to shareholders                          (.40)                  (.29)                   --
                                                                 -----------------------------------------------------------------
Net asset value, end of period                                             $15.00                 $15.09                $16.30

==========================================================
=======
TOTAL RETURN, AT NET ASSET VALUE(2)                                          2.24%                 (5.72)%
70.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                 $360,979               $297,842               $96,425
Average net assets (in thousands)                                        $332,336               $214,545               $31,696
Ratios to average net assets:
  Net investment income                                                       .86%                   .54%                  .72%
  Expenses                                                                    .89%                   .91%                  .92%
  Portfolio turnover rate(4)                                                131.3%                  70.4%                 65.1%
  Average brokerage commission rate(5)                                      $0.01                     --                    --

                                                                 -----------------------------------------------------------------


                                                                     1992                  1991                 1990(1)
                                                                 -----------------------------------------------------------------
PER SHARE OPERATING DATA:

Net asset value, beginning of period                                       $10.38            $10.04           $10.00
Income (loss) from investment operations:
  Net investment income                                                       .07               .04               --
        Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                        (.80)              .30              .04
                                                                 ---------------------------------------------------------------
  Total income (loss) from investment operations                             (.73)              .34              .04
                                                                 ---------------------------------------------------------------
Dividends and distributions to shareholders:
  Dividends from net investment income                                       (.04)               --               --
  Distributions from net realized gain on investments and
    foreign currency transactions                                            (.04)               --               --
                                                                 ---------------------------------------------------------------
  Total dividends and distributions to shareholders                          (.08)               --               --
                                                                 ---------------------------------------------------------------
Net asset value, end of period                                              $9.57            $10.38           $10.04

==========================================================
=====
TOTAL RETURN, AT NET ASSET VALUE(2)                                         (7.11)%            3.39%             .40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                  $13,537            $7,339           $  432
Average net assets (in thousands)                                         $11,181            $3,990           $  263
Ratios to average net assets:
  Net investment income                                                      1.04%              .75%             .08%(3)
  Expenses                                                                   1.06%             1.32%            6.84%(3)
  Portfolio turnover rate(4)                                                 34.1%             29.5%             0.0%
  Average brokerage commission rate(5)                                         --                --               --

1. For the period from November 12, 1990 (commencement of operations) to December 31, 1990.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3.  Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

5. Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

Oppenheimer Variable Account Funds
FINANCIAL HIGHLIGHTS (Continued)

                                                                                 Oppenheimer
                                                                                Strategic Bond
                                                                                    Fund
                                                              --------------------------------------------------------
                                                                Year Ended
                                                               December 31,
                                                                   1995                 1994            1993(1)
                                                              --------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                               $4.60               $5.12           $5.00
Income (loss) from investment operations:
  Net investment income                                              .38                 .35             .10
  Net realized and unrealized gain (loss) on investments,
    options written and foreign currency transactions                .30                (.54)            .11
                                                              --------------------------------------------------------
  Total income (loss) from investment operations                     .68                (.19)            .21
                                                              --------------------------------------------------------
Dividends and distributions to shareholders:
  Dividends from net investment income                              (.37)               (.32)           (.09)
  Distributions from net realized gain on investments                 --                  --              --
  Distributions in excess of net realized gain on investments,
    options written and foreign currency transactions                 --                (.01)             --
                                                              --------------------------------------------------------
  Total dividends and distributions to shareholders                 (.37)               (.33)           (.09)
                                                              --------------------------------------------------------
Net asset value, end of period                                     $4.91               $4.60           $5.12

========================================================

TOTAL RETURN, AT NET ASSET VALUE(2)                                15.33%              (3.78)%          4.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $60,098             $20,320          $9,887
Average net assets (in thousands)                                $37,698             $15,389          $4,259
Ratios to average net assets:
  Net investment income                                             9.32%               8.36%           5.67%(3)
  Expenses                                                           .85%                .87%            .96%(3)
  Portfolio turnover rate(4)                                        87.0%              136.6%           10.9%

1. For the period from May 3, 1993 (commencement of operations) to December 31, 1993.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3.  Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

Oppenheimer Variable Account Funds
FINANCIAL HIGHLIGHTS (Continued)

                                                                            Oppenheimer
                                                                          Growth & Income
                                                                               Fund
                                                                          ---------------
                                                                             Year Ended
                                                                            December 31,
                                                                              1995(1)
                                                                            ---------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                                           $10.00
Income (loss) from investment operations:
  Net investment income                                                           .01
  Net realized and unrealized gain (loss) on investments,
    options written and foreign currency transactions                            2.52
                                                                            ---------
  Total income (loss) from investment operations                                 2.53
                                                                            ---------
Dividends and distributions to shareholders:
  Dividends from net investment income                                           (.02)
  Distributions from net realized gain on investments                              --
  Distributions in excess of net realized gain on investments,
    options written and foreign currency transactions                              --
                                                                            ---------
  Total dividends and distributions to shareholders                              (.02)
                                                                            ---------
Net asset value, end of period                                                 $12.51
                                                                            =========

TOTAL RETURN, AT NET ASSET VALUE(2)                                             25.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                       $4,288
Average net assets (in thousands)                                              $1,809
Ratios to average net assets:
  Net investment income                                                          0.50%(3)
  Expenses                                                                       2.07%(3)
  Portfolio turnover rate(4)                                                     23.7%
  Average brokerage commission rate(5)                                          $0.34

1. For the period from July 5, 1995 (commencement of operations) to December 31, 1995

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3.  Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

5. Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

Investment Objectives and Policies

Investment Objective and Policies - Money Fund. The objective of Money Fund is to seek the maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. The Securities and Exchange Commission Rule 2a-7 ("Rule 2a-7") under the Investment Company Act of 1940 (the "Investment Company Act") places restrictions on a money market fund's investments. Under Rule 2a-7, Money Fund may purchase only "Eligible Securities," as defined below, that the Trust's Board of Trustees has determined have minimal credit risk. An "Eligible Security" is (a) a security that has received a rating in one of the two highest short-term rating categories by any two "nationally-recognized statistical rating organizations" as defined in Rule 2a-7 ("Rating Organizations"), or, if only one Rating Organization has rated that security, by that Rating Organization, or (b) an unrated security that is judged by the Manager to be of comparable quality to investments that are "Eligible Securities" rated by Rating Organizations. Rule 2a-7 permits Money Fund to purchase "First Tier Securities," which are Eligible Securities rated in the highest category for short-term debt obligations by at least two Rating Organizations, or, if only one Rating Organization has rated a particular security, by that Rating Organization, or comparable unrated securities. Under Rule 2a-7, Money Fund may invest only up to 5% of its assets in "Second Tier Securities," which are Eligible Securities that are not "First Tier Securities."

      In addition to the overall 5% limit on Second Tier Securities, Money Fund may not invest (i) more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or (ii) more than 1% of its total assets or $1 million (whichever is greater) in Second Tier Securities of any one issuer. The Trust's Board must approve or ratify the purchase of Eligible Securities that are unrated or are rated by only one Rating Organization. Additionally, under Rule 2a-7, Money Fund must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and the maturity of any single portfolio investment may not exceed 397 days. The Trust's Board has adopted procedures under Rule 2a-7 pursuant to which the Board has delegated to the Manager the responsibility of conforming Money Fund's investments with the requirements of Rule 2a-7 and those Procedures.

      Ratings at the time of purchase will determine whether securities may be acquired under the above restrictions. The rating restrictions described in this Prospectus do not apply to banks in which the Trust's cash is kept. Subsequent downgrades in ratings may require reassessment of the credit risk presented by a security and may require its sale. See "Investment Objectives and Policies -- Money Fund" in the Statement of Additional Information for further details.

      The Trust intends to exercise due care in the selection of portfolio securities. However, a risk may exist that the issuers of Money Fund's portfolio securities may not be able to meet their duties and obligations on interest or principal payments at the time called for by the instrument. There is also the risk that because of a redemption demand greater than anticipated by the Manager, some of Money Fund's portfolio may have to be liquidated prior to maturity at prices less than the original cost or maturity value. Any of these risks, if encountered, could cause a reduction in the net asset value of Money Fund's shares.


      The types of instruments that will form the major part of Money Fund's investments are certificates of deposit, bankers' acceptances, commercial paper, U.S. Treasury bills, securities of U.S. Government agencies or instrumentalities and other debt instruments (including bonds) issued by corporations, including variable and floating rate instruments, and variable rate master demand notes. Some of such instruments may be supported by letters of credit or may be subject to repurchase transactions (described below). Except as described below, Money Fund will purchase certificates of deposit or bankers' acceptances only if issued or guaranteed by a domestic bank subject to regulation by the U.S. Government or by a foreign bank having total assets at least equal to U.S. $1 billion. Money Fund may invest in certificates of deposit of up to $100,000 of a domestic bank if such certificates of deposit are fully insured as to principal by the Federal Deposit Insurance Corporation. For purposes of this section, the term "bank" includes commercial banks, savings banks, and savings and loan associations and the term "foreign bank" includes foreign branches of U.S. banks (issuers of "Eurodollar" instruments), U.S. branches and agencies of foreign banks (issuers of "Yankee dollar" instruments) and foreign branches of foreign banks. Money Fund also may purchase obligations issued by other entities if they are:
(i) guaranteed as to principal and interest by a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by Money Fund, or (ii) subject to repurchase agreements (explained below), if the collateral for the agreement complies with Rule 2a-7. In addition, the Fund may also invest in other types of securities described above in accordance with the requirements of Rule 2a-7. For further information, see "Foreign Securities" and "Other Investment Restrictions" below. See Appendix A below and "Investment Objectives and Policies" in the Statement of Additional Information for further information on the investments which Money Fund may make. See Appendix B below for a description of the rating categories of the Rating Organizations.

Investment Objectives and Policies - High Income Fund, Bond Fund and Strategic Bond Fund.

High Income Fund. The objective of High Income Fund is to earn a high level of current income by investing primarily in a diversified portfolio of high yield, fixed-income securities (including long-term debt and preferred stock issues, including convertible securities) believed by the Manager not to involve undue risk. The Fund may also acquire participation interests in loans that are made to corporations (see "Participation Interests," below). High Income Fund's investment policy is to assume certain risks (discussed below) in seeking high yield, which is ordinarily associated with high risk securities, commonly known as "junk bonds," in the lower rating categories of the established securities ratings services (i.e., securities rated "Baa" or lower by Moody's Investors Service, Inc. ("Moody's") or "BBB" or lower by Standard & Poor's Corporation ("Standard & Poor's")), and unrated securities. The investments in which High Income Fund will invest principally will be in the lower rating categories; it may invest in securities rated as low as "C" by Moody's or "D" by Standard & Poor's. Such ratings indicate that the obligations are speculative in a high degree and may be in default. Appendix B of this Prospectus describes these rating categories.


      High Income Fund is not obligated to dispose of securities whose issuers subsequently are in default or if the rating is subsequently downgraded. High Income Fund may invest, without limit, in unrated securities if such securities offer, in the opinion of the Manager, yields and risks comparable to rated securities. Risks of high yield securities are discussed under "Risk Factors" below. High Income Fund's portfolio at December 31, 1995 contained domestic and foreign corporate bonds in the following rating categories as rated by Standard & Poor's (the percentages relate to the weighted average value of the bonds in each rating category as a percentage of that Fund's total assets): AAA, 0.34%; AA, 0.22%; BBB, 1.85%; BB, 9.14%; B, 39.45%; CCC, 13.37%; C, 0.93%; and D, 0.53%. If a
bond was not rated by Standard & Poor's but was rated by Moody's, it is included in the comparable category. The Manager will not rely principally on the ratings assigned by rating services. The Manager's analysis may include consideration of the financial strength of the issuer, including its historic and current financial condition, the trading activity in its securities, present and anticipated cash flow, estimated current value of assets in relation to historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, current and future borrowing requirements, and any change in the financial condition of the issuer and the issuer's continuing ability to meet its future obligations. The Manager also may consider anticipated changes in business conditions, levels of interest rates of bonds as contrasted with levels of cash dividends, industry and regional prospects, the availability of new investment opportunities and the general economic, legislative and monetary outlook for specific industries, the nation and the world.

Bond Fund. Bond Fund's primary objective is to earn a high level of current income by investing primarily in a diversified portfolio of high yield fixed-income securities. As a secondary objective, Bond Fund seeks capital growth when consistent with its primary objective. As a matter of non-fundamental policy, Bond Fund will, under normal market conditions, invest at least 65% of its total assets in bonds. Bond Fund will invest only in securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. However, Bond Fund is not obligated to dispose of securities if the rating is reduced, and therefore will from time to time hold securities rated lower than "Baa" by Moody's or "BBB" by Standard & Poor's.

Strategic Bond Fund. The investment objective of Strategic Bond Fund is to seek a high level of current income principally derived from interest on debt securities and to enhance such income by writing covered call options on debt securities. Although the premiums received by Strategic Bond Fund from writing covered calls are a form of capital gain, the Fund generally will not make investments in securities with the objective of seeking capital appreciation.

      The Fund intends to invest principally in: (i) lower-rated high yield domestic debt securities; (ii) U.S. Government securities, and (iii) foreign government and corporate debt securities. Under normal circumstances, the Fund's assets will be invested in each of these three sectors. However, Strategic Bond Fund may from time to time invest up to 100% of its total assets in any one sector if, in the judgment of the Manager, the Fund has the opportunity of seeking a high level of current income without undue risk to principal. Accordingly, the Fund's investments should be considered speculative. Distributable income will fluctuate as the Fund assets are shifted among the three sectors.

      - High Yield Securities. The higher yields and high income sought by Strategic Bond Fund are generally obtainable from securities in the lower rating categories of the established rating services, commonly known as "junk bonds." Such securities are rated "Baa" or lower by Moody's or "BBB" or lower by Standard & Poor's. Strategic Bond Fund may invest in securities rated as low as "C" by Moody's or "D" by Standard & Poor's. Such ratings indicate that the obligations are speculative in a high degree and may be in default. Risks of high yield, high risk securities are discussed under "Risk Factors" below. Strategic Bond Fund's portfolio at December 31, 1995, contained domestic and foreign corporate bonds in the following rating categories as rated by Standard & Poor's (the percentages relate to the weighted average of the bonds in each rating category as a percentage of that Fund's total assets): AAA, 0.30%; AA, 0.07%; BBB, 0.69%; BB, 5.45%; B, 14.18%; CCC, 4.63%; C, 0.42%; and D,
0.11%. If a bond was not rated by Standard & Poor's but was rated by Moody's, it is included in the comparable category. The Manager will not rely principally on the ratings assigned by rating services. Strategic Bond Fund is not obligated to dispose of securities whose issuers subsequently are in default or if the rating of such securities is reduced. Appendix B of this Prospectus describes these rating categories. Strategic Bond Fund may also invest in unrated securities which, in the opinion of the Manager, offer yields and risks comparable to those of securities which are rated.

Other Fixed-Income Strategies and Techniques.   High Income Fund, Bond
Fund and Strategic Bond Fund (collectively, the "Income Funds") can also use the investment techniques and strategies described below. The Statement of Additional Information contains more information about these practices.

      - International Securities. The Income Funds may invest in foreign government and foreign corporate debt securities (which may be denominated in U.S. dollars or in non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities. These investments may include (i) U.S. dollar-denominated debt obligations known as "Brady Bonds," which are issued for the exchange of existing commercial bank loans to foreign entities for new obligations that are generally collateralized by zero coupon Treasury securities having the same maturity, (ii) debt obligations such as bonds (including sinking fund and callable bonds), (iii) debentures and notes (including variable rate and floating rate instruments), and (iv) preferred stocks and zero coupon securities. Further information about investments in foreign securities and special risks of "emerging markets" is set forth below under "Other Investment Techniques and Strategies - Foreign Securities."


      - U.S. Government Securities. U.S. Government Securities are debt obligations issued by or guaranteed by the United States Government or one of its agencies or instrumentalities. Although U.S. Government Securities are considered among the most creditworthy of fixed-income investments and their yields are generally lower than the yields available from corporate debt securities, the values of U.S. Government Securities (and of fixed-income securities generally) will vary inversely to changes in prevailing interest rates. To compensate for the lower yields available on U.S. Government securities, the Income Funds will attempt to augment these yields by writing covered call options against them. See "Hedging," below. Certain of these obligations, including U.S. Treasury notes and bonds, and mortgage-backed securities guaranteed by the Government National Mortgage Association ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government Securities, issued or guaranteed by Federal agencies or government-sponsored enterprises, are not supported by the full faith and credit of the United States. These latter securities may include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association bonds ("Fannie Maes"). U.S. Government Securities in which the Funds may invest include zero coupon U.S. Treasury securities, mortgage-backed securities and money market instruments.

      Zero coupon Treasury securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interests in such stripped debt obligations or coupons. Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Because the Fund accrues taxable income from these securities without receiving cash, the Fund may be required to sell portfolio securities in order to pay cash dividends or to meet redemptions. The Income Funds may invest up to 50% of their total assets at the time of purchase in zero coupon securities issued by either corporations or the U.S. Treasury.


      - Domestic Securities. The Income Funds' investments in domestic securities may include preferred stocks, participation interests and zero coupon securities. Domestic investments include fixed-income securities and dividend-paying common stocks issued by domestic corporations in any industry which may be denominated in U.S. dollars or non-U.S. currencies.


      The Income Funds' investments may include securities which represent participation interests in loans made to corporations (see "Participation Interests," below) and in pools of residential mortgage loans which may be guaranteed by agencies or instrumentalities of the U.S. Government (e.g. Ginnie Maes, Freddie Macs and Fannie Maes), including collateralized mortgage-backed obligations ("CMOs"), or which may not be guaranteed.
Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semi-annually) with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at lower rates than the original investment, thus reducing the yield of the Fund. CMOs in which the Fund may invest are securities issued by a U.S. Government instrumentality or private corporation that are collateralized by a portfolio of mortgages or mortgage-backed securities which may or may not be guaranteed by the U.S. Government. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than debt obligations of similar maturity at maintaining yields during periods of declining interest rates.



      The Income Funds may also invest in CMOs that are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments (and is known as a "P/O") and the other which receives some or all of the interest (and is known as an "I/O"). P/Os and I/Os are generally referred to as "derivative investments," discussed further below.

      The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, the Fund will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the Fund might receive back less than its investment.

      The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

      Stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, some stripped securities may be deemed "illiquid." If any Fund holds illiquid stripped securities, the amount it can hold will be subject to its investment policy limiting investments in illiquid securities to 15% of that Fund's assets.

      The Income Funds may also enter into "forward roll" transactions with banks or other buyers that provide for future delivery of the mortgage-backed securities in which the Funds may invest. The Funds are required to identify cash, U.S. Government securities or other high-grade debt securities to its custodian bank in an amount equal to its obligation under the forward roll. The main risk of this investment strategy is risk of default by the counterparty.

      The Income Funds may also invest in asset-backed securities, which are securities that represent fractional undivided interests in pools of consumer loans and trade receivables, similar in structure to the mortgage-backed securities in which the Fund may invest, described above. Payments of principal and interest are passed through to holders of asset-backed securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted.

Risk Factors. The securities in which High Income Fund and Strategic Bond Fund principally invest are considered speculative and involve greater risk than lower yielding, higher rated fixed-income securities, while providing higher yields than such securities. Lower rated securities may be less liquid, and significant losses could be experienced if a substantial number of other holders of such securities decide to sell at the same time. Other risks may involve the default of the issuer or price changes in the issuer's securities due to changes in the issuer's financial strength or economic conditions. Issuers of lower rated or unrated securities are generally not as financially secure or creditworthy as issuers of higher-rated securities. These Funds are not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced. These risks are discussed in more detail in the Statement of Additional Information.

Investment Objectives and Policies - Capital Appreciation Fund, Growth Fund, Multiple Strategies Fund, Growth & Income Fund and Global Securities Fund.

Capital Appreciation Fund. In seeking its objective of capital appreciation, Capital Appreciation Fund will emphasize investments in securities of "growth-type" companies. Such companies are believed to have relatively favorable long-term prospects for increasing demand for their goods or services, or to be developing new products, services or markets, and normally retain a relatively larger portion of their earnings for research, development and investment in capital assets. "Growth-type" companies may also include companies developing applications for recent scientific advances. Capital Appreciation Fund may also invest in cyclical industries and in "special situations" that the Manager believes present opportunities for capital growth. "Special situations" are anticipated acquisitions, mergers or other unusual developments which, in the opinion of the Manager, will increase the value of an issuer's securities, regardless of general business conditions or market movements. An additional risk is present in this type of investment since the price of the security may be expected to decline if the anticipated development fails to occur.

Growth Fund. In seeking its objective of capital appreciation, Growth Fund will emphasize investments in securities of well-known and established companies. Such securities generally have a history of earnings and dividends and are issued by seasoned companies (having an operating history of at least five years, including predecessors). Current income is a secondary consideration in the selection of Growth Fund's portfolio securities.

Multiple Strategies Fund. The objective of Multiple Strategies Fund is to seek a high total investment return, which includes current income as well as capital appreciation in the value of its shares. In seeking that objective, Multiple Strategies Fund may invest in equity securities (including common stocks, preferred stocks, convertible securities and warrants), debt securities (including bonds, high yield securities, participation interests, asset-backed securities, private-label mortgage-backed securities and CMOs, zero coupon securities and U.S. Government obligations, described above under "Investment Objectives and Policies - High Income Fund, Bond Fund and Strategic Bond Fund" and under "Participation Interests" below) and cash and cash equivalents (described above as the types of instruments in which the Money Fund may invest).

      The composition of Multiple Strategies Fund's portfolio among the different types of permitted investments will vary from time to time based upon the Manager's evaluation of economic and market trends and perceived relative total anticipated return from such types of securities. Accordingly, there is neither a minimum nor a maximum percentage of Multiple Strategies Fund's assets that may, at any given time, be invested in any of the types of investments identified above. In the event future economic or financial conditions adversely affect equity securities, it is expected that Multiple Strategies Fund would assume a defensive position by investing in debt securities (with an emphasis on securities maturing in one year or less from the date of purchase), or cash and cash equivalents.

Growth & Income Fund. The objective of Growth & Income Fund is to seek a high total return, which includes growth in the value of its shares as well as current income from equity and debt securities. In seeking that objective, Growth & Income Fund may invest in equity and debt securities. Its equity investments will include common stocks, preferred stocks, convertible securities and warrants. Its debt securities will include bonds, participation interests, asset-backed securities, private-label mortgage-backed securities and CMOs, zero coupon securities and U.S. government obligations. From time to time Growth & Income Fund may focus on small to medium capitalization issuers, the securities of which may be subject to greater price volatility than those of larger capitalized issuers.

      The composition of Growth & Income Fund's portfolio among equity and fixed-income investments will vary from time to time based upon the Manager's evaluation of economic and market trends and perceived relative total anticipated return from such types of investments. Accordingly, there is neither a minimum nor a maximum percentage of Growth & Income Fund's assets that may, at any given time, be invested in either type of investment. In the event future economic or financial conditions adversely affect equity securities, it is expected that Growth & Income Fund would assume a defensive position by investing in debt securities (with an emphasis on securities maturing in one year or less from the date of purchase).

Global Securities Fund. The objective of Global Securities Fund is to seek long-term capital appreciation. Current income is not an objective. In seeking its objective, the Fund will invest a substantial portion of its assets in securities of foreign issuers, "growth-type" companies (those which, in the opinion of the Manager, have relatively favorable long-term prospects for increasing demand or which develop new products and retain a significant part of earnings for research and development), cyclical industries (e.g. base metals, paper and chemicals) and special investment situations which are considered to have appreciation possibilities (e.g., private placements of start-up companies). The Fund may invest without limit in "foreign securities" (as defined below in "Other Investment Techniques and Strategies - Foreign Securities") and thus the relative amount of such investments will change from time to time. It is currently anticipated that Global Securities Fund may invest as much as 80% or more of its total assets in foreign securities. See "Investment Policies and Strategies - Foreign Securities," below, for further discussion as to the possible rewards and risks of investing in foreign securities and as to additional diversification requirements for the Fund's foreign investments.

      - Can the Funds' Investment Objectives and Policies Change? The Funds have investment objectives, described above, as well as investment policies each follows to try to achieve its objectives. Additionally, the Funds use certain investment techniques and strategies in carrying out those investment policies. The Funds' investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." Each Fund's investment objectives are fundamental policies.

      The Trust's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information).

Other Investment Techniques and Strategies. Some of the Funds can also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

      - Special Risks - Borrowing for Leverage. From time to time, Capital Appreciation Fund, Strategic Bond Fund, Growth Fund, Multiple Strategies Fund, Growth & Income Fund and Global Securities Fund may borrow money from banks to buy securities. These Funds will borrow only if they can do so without putting up assets as security for a loan. This is a speculative investment method known as "leverage." This investing technique may subject the Fund to greater risks and costs than funds that do not borrow. These risks may include the possibility that a Fund's net asset value per share will fluctuate more than funds that don't borrow, since a Fund pays interest on borrowings and interest expense affects a Fund's share price and yield. Growth Fund may borrow only up to 5% of the value of its total assets and Global Securities Fund may borrow up to 10% of the value of its total assets. Global Securities Fund will not borrow, if as a result of such borrowing more than 25% of its total assets would consist of investments in when-issued or delayed delivery securities or borrowed funds. Borrowing for Leverage is subject to regulatory limits described in more detail in "Borrowing" in the Statement of Additional Information.

      Each of the above Funds has undertaken to limit borrowing by that Fund to 25% of the value of its net assets, which is further limited to 10% if the borrowing is for a purpose other than to facilitate redemptions. Neither percentage limitation is a fundamental policy.

      - Investments In Small, Unseasoned Companies. Money Fund, Capital Appreciation Fund, Multiple Strategies Fund, Growth & Income Fund, Growth Fund, Global Securities Fund and Strategic Bond Fund may each invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, counting the operations of any predecessors. Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to) and the prices of these securities may be volatile. It is not currently intended that investments in securities of companies (including predecessors) that have operated less than three years will exceed 5% of the net assets of either Growth Fund or Multiple Strategies Fund. Money Fund, Capital Appreciation Fund, Growth & Income Fund, Global Securities Fund and Strategic Bond Fund are not subject to this restriction.

      - Participation Interests. Strategic Bond Fund, Global Securities Fund, High Income Fund and Multiple Strategies Fund and Growth & Income Fund may acquire participation interests in U.S. dollar-denominated loans that are made to U.S. or foreign companies (the "borrower"). They may be interests in, or assignments of, the loan, and are acquired from the banks or brokers that have made the loan or are members of the lending syndicate. No more than 5% of a Fund's net assets can be invested in participation interests of the same borrower. The Manager has set certain creditworthiness standards for issuers of loan participations, and monitors their creditworthiness. The value of loan participation interests primarily depends upon the creditworthiness of the borrower, and its ability to pay interest and principal. Borrowers may have difficulty making payments. If a borrower fails to make scheduled interest or principal payments, the Fund could experience a decline in the net asset value of its shares. Some borrowers may have senior securities rated as low as "C" by Moody's or "D" by Standard & Poor's, but may be deemed acceptable credit risks. Participation interests are subject to each Fund's limitations on investments in illiquid securities. See "Illiquid and Restricted Securities" below.

      - Foreign Securities. Each Fund may purchase "foreign securities" that is, securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, and each Fund other than Money Fund may purchase securities issued by U.S. corporations denominated in non-U.S. currencies. Money Fund may invest in certain dollar-denominated foreign securities which are "Eligible Securities" as described above. Securities of foreign issuers that are represented by American Depository Receipts ("ADRs"), or that are listed on a U.S. securities exchange or are traded in the United States over-the-counter markets are not considered "foreign securities" for this purpose because they are not subject to many of the special considerations and risks (discussed below and in the Statement of Additional Information) that apply to foreign securities traded and held abroad. Each Fund may also invest in debt obligations issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, subject to the investment policies described above. Foreign securities which the Funds may purchase may be denominated in U.S. dollars or in non-U.S. currencies. The Funds may convert U.S. dollars into foreign currency, but only to effect securities transactions and not to hold such currency as an investment, other than in hedging transactions (see "Hedging" below).

      It is currently intended that each Fund (other than Global Securities Fund, Multiple Strategies Fund, Growth & Income Fund or Strategic Bond
Fund) will invest no more than 25% of its total assets in foreign securities or in government securities of any foreign country or in obligations of foreign banks. Multiple Strategies Fund will invest no more than 35% of its total assets in foreign securities or in government securities of any foreign country or in obligations of foreign banks. Global Securities Fund, Growth & Income Fund and Strategic Bond Fund have no restrictions on the amount of their assets that may be invested in foreign securities. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative.

      The Funds have undertaken to comply with the foreign country diversification guidelines of Section 10506 of the California Insurance Code, as follows: Whenever a Fund's investment in foreign securities exceeds 25% of its net assets, it will invest its assets in securities of issuers located in a minimum of two different foreign countries; this minimum is increased to three foreign countries if foreign investments comprise 40% or more of a Fund's net assets, to four if 60% or more and to five if 80% or more. In addition, no such Fund will have more than 20% of its net assets invested in securities of issuers located in any one foreign country; that limit is increased to 35% for Australia, Canada, France, Japan, the United Kingdom or Germany.

      The percentage of each Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of their financial markets, the interest rate climate of such countries, and the relationship of such countries' currencies to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. Each such Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions and subject to the above diversification requirements those of a single country. In summary, foreign securities markets may be less liquid and more volatile than the markets in the U.S. Risks of foreign securities investing may include foreign withholding taxation, changes in currency rates or currency blockage, currency exchange costs, difficulty in obtaining and enforcing judgments against foreign issuers, relatively greater brokerage and custodial costs, risk of expropriation or nationalization of assets, less publicly available information, and differences between domestic and foreign legal, auditing, brokerage and economic standards. See "Investment Objectives and Policies - Foreign Securities" in the Statement of Additional Information for further details.

      - Special Risks of "Emerging Markets". Investments in securities traded in "emerging markets" (which are trading markets that are relatively new in countries with developing economies) involve more risks than other foreign securities. Emerging markets may have extended settlement periods for securities transactions so that a Fund might not receive the repayment of principal or income on its investments on a timely basis, which could affect its net asset value. There may be a lack of liquidity for emerging market securities. Interest rates and foreign currency exchange rates may be more volatile. Government limitations on foreign investments may be more likely to be imposed than in more developed countries. Emerging markets may respond in a more volatile manner to economic changes than those of more developed countries.

      - Warrants and Rights. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are options to purchase securities, normally granted to current holders by the issuer. Each of the Funds (except Money Fund) may invest up to 5% of its total assets in warrants and rights. That 5% does not apply to warrants and rights that have been acquired as part of units with other securities or that were attached to other securities. No more than 2% of each such Fund's total assets may be invested in warrants that are not listed on either the New York or American Stock Exchanges. For further details about these investments, see "Warrants and Rights" in the Statement of Additional Information.

      - Repurchase Agreements. Each Fund may acquire securities that are subject to repurchase agreements to generate income while providing liquidity. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. No Fund will enter into a repurchase agreement that causes more than 15% of its net assets (10% of net assets for Money Fund) to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements of seven days or less.

      - Illiquid and Restricted Securities. Under the policies and procedures established by the Board of Trustees, the Manager determines the liquidity of certain of a Fund's investments. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on resale or cannot be sold publicly until it is registered under the Securities Act of 1933. No Fund will invest more than 15% of its net assets in illiquid or restricted securities; no Fund presently intends to invest more than 10% of its net assets in illiquid or restricted securities. This policy applies to participation interests, bank time deposits, master demand notes and repurchase transactions maturing in more than seven days, over-the-counter ("OTC") options held by any Fund and that portion of assets used to cover such OTC options; it does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

      - Loans of Portfolio Securities. To attempt to increase its income, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions. Each Fund must receive collateral for such loans. These loans are limited to 25% of the Fund's net assets and are subject to other conditions described in the Statement of Additional Information. The Funds presently do not intend to lend portfolio securities, but if any Fund does, the value of securities loaned is not expected to exceed 5% of the value of that Fund's total assets.

      - "When-Issued" or Delayed Delivery Transactions. Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to a Fund if the value of the security changes prior to the settlement date.

      - Hedging. As described below, the Funds (other than Money Fund) may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures and broadly-based stock or bond indices, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Funds do not use hedging instruments for speculative purposes, and have limits on the use of them, described below. The hedging instruments the Funds may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

      The Funds may buy and sell options, futures and forward contracts for a number of purposes. They may do so to try to manage their exposure to the possibility that the prices of their portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. High Income Fund, Bond Fund, Multiple Strategies Fund, Growth & Income Fund and Strategic Bond Fund may do so to try to manage their exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Funds' portfolios against price fluctuations.

      Other hedging strategies, such as buying futures and call options, tend to increase the Funds' exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on Funds' foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Funds own, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Funds for liquidity purposes or to raise cash to distribute to shareholders.

      - Futures. Global Securities Fund, Capital Appreciation Fund, Growth Fund, Multiple Strategies Fund, Growth & Income Fund and Strategic Bond Fund may buy and sell futures contracts that relate to broadly-based stock indices (these are referred to as Stock Index Futures). The latter three Funds and Global Securities Fund, Bond Fund and High Income Fund may buy and sell futures contracts that relate to broadly-based securities indices (these are referred to as Stock Index Futures and Bond Index Futures) or to interest rates (these are referred to as Interest Rate Futures). These types of Futures are described in "Hedging" in the Statement of Additional Information.

      - Put and Call Options. The Funds may buy and sell certain kinds of put options (puts) and call options (calls).

      The Funds may buy calls only on securities, broadly-based stock and bond indices, foreign currencies and Futures that the Fund is permitted to buy and sell (as explained above) or to terminate their obligation on a call that the Fund previously wrote. Each Fund may write (that is, sell) covered call options on up to 100% of its assets. When a Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from that Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

      The Funds may purchase put options. Buying a put on an investment gives that Fund the right to sell the investment at a set price to a seller of a put on that investment. The Funds can buy only those puts that relate to (1) securities (whether or not that Fund owns such securities), (2) Futures that the Fund is permitted to buy and sell (as explained above), (3) broadly-based stock or bond indices or (4) foreign currencies. A Fund can buy a put on a Future whether or not that Fund owns the particular Future in its portfolio. A Fund may not sell a put other than a put that it previously purchased.

      The Funds may buy and sell puts and calls only if certain conditions are met: (1) calls the Funds buy or sell must be listed on a securities or commodities exchange, or quoted on the Automated Quotation System ("NASDAQ") of The Nasdaq Stock Market, Inc.; (2) in the case of puts and calls on foreign currency, they must be traded on a securities or commodities exchange, or in the over-the-counter market, or quoted by recognized dealers in those options; (3) none of the Funds will write puts if, as a result, more than 50% of its net assets would be required to be segregated liquid assets; (4) each call the Funds write must be "covered" while it is outstanding: that means a Fund must own the security on which the call was written; calls (including calls on Futures) must be covered by securities or other liquid assets a Fund owns and segregates to enable it to satisfy its obligations if the call is exercised; (5) a Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised; (6) a call or put option may not be purchased if the value of all of a Fund's put and call options would exceed 5% of that Fund's total assets. No trading or listing requirement applies to calls written by a Fund.

      If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price less the commissions paid on the sale. In addition, the Fund could experience capital losses which might cause previously distributed short-term capital gains to be recharacterized as non-taxable return of capital to shareholders.

      - Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Funds (other than Money Fund) use them to "lock-in" the U.S. dollar price of a security denominated in a foreign currency that a Fund has bought or sold, or to protect against losses from changes in the relative values of the U.S. dollar and a foreign currency. Such Funds may also use "cross hedging," where a Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      - Interest Rate Swaps. Strategic Bond Fund, High Income Fund, Bond Fund and Growth & Income Fund can also enter into interest rate swap transactions. In an interest rate swap, a Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. A Fund enters into swaps only on securities it owns. Each of these Funds may not enter into swaps with respect to more than 50% of its total assets. Also, each Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce that Fund's return. A Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

      Options trading involves the payment of premiums and has special tax effects on the Funds. There are also special risks in particular hedging strategies. If a covered call written by a Fund is exercised on a security that has increased in value, that Fund will be required to sell the security at the call price and will not be able to realize any profit if the security has increased in value above the call price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To limit its exposure in foreign currency exchange contracts, each Fund limits its exposure to the amount of its assets denominated in the foreign currency. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Funds could be obligated to pay more under their swap agreements than they receive under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

      - Derivative Investments. Each Fund (other than Money Fund) can invest in a number of different kinds of "derivative investments." Such Funds may use some types of derivatives for hedging purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index or currency. In the broadest sense, derivative investments include exchange-traded options and futures contracts (please refer to "Hedging").

      One risk of investing in derivative investments is that the company issuing the instrument might not pay the amount due on the maturity of the instrument. There is also the risk that the underlying investment or security might not perform the way the Manager expected it to perform.
The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that a Fund will realize less income than expected from its investments, or that it can lose part of the value of its investments, which will affect that Fund's share price. Certain derivative investments held by the Funds may trade in the over-the-counter markets and may be illiquid. If that is the case, the Funds' investment in them will be limited, as discussed in "Illiquid and Restricted Securities."

      One type of derivative the Funds (other than Money Fund) may invest in is an "index-linked" note. On the maturity of this type of debt security, payment is made based on the performance of an underlying index, rather than based on a set principal amount for a typical note. Another derivative investment such Funds may invest in are currency-indexed securities. These are typically short-term or intermediate-term debt securities. Their value at maturity or the interest rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This variety of index security offers the potential for greater income but at a greater risk of loss.

      Other derivative investments the Funds (other than Money Fund) may invest in include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the principal amount of the debt (because the price of the issuer's common stock is not as high as was expected).

      - Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Funds may engage frequently in short-term trading to try to achieve their objectives. High turnover and short-term trading involve correspondingly greater commission expenses and transaction costs for Capital Appreciation Fund, Growth Fund, Multiple Strategies Fund, Growth & Income Fund and Global Securities Fund and to a lesser extent, higher transaction costs for Money Fund, Bond Fund, Strategic Bond Fund and High Income Fund. The "Financial Highlights," above show the portfolio turnover for the past fiscal years for each Fund. If any Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify under the tax laws as a regulated investment company (see "Dividends, Capital Gains and Taxes," below).

      - Short Sales Against-the-Box. In a short sale, the seller does not own the security that is sold, but normally borrows the security to fulfill its delivery obligation. The seller later buys the security to repay the loan, in the expectation that the price of the security will be lower when the purchase is made, resulting in a gain. The Funds may not sell securities short except that each Fund (except Money Fund) may sell securities short in collateralized transactions referred to as "short sales against-the-box", where the Funds own an equivalent amount of the securities sold short. No more than 15% of any Fund's net assets will be held as collateral for such short sales at any one time.

Other Investment Restrictions

      Each of the Funds has certain investment restrictions which, together with its investment objective, are fundamental policies. Under some of those restrictions, each Fund cannot: (1) with respect to 75% of its total assets, invest in securities (except those of the U.S. Government or its agencies or instrumentalities) of any issuer if immediately thereafter, either (a) more than 5% of that Fund's total assets would be invested in securities of that issuer, or (b) that Fund would then own more than 10% of that issuer's voting securities or 10% in principal amount of the outstanding debt securities of that issuer (the latter limitation on debt securities does not apply to Strategic Bond Fund); (2) lend money except in connection with the acquisition of debt securities which a Fund's investment policies and restrictions permit it to purchase; the Funds may also make loans of portfolio securities (see "Loans of Portfolio Securities"); (3) pledge, mortgage or hypothecate any assets to secure a debt; the escrow arrangements which are involved in options trading are not considered to involve such a mortgage, hypothecation or pledge; (4) concentrate investments in any particular industry, other than securities of the U.S. Government or its agencies or instrumentalities (Money Fund, Bond Fund and High Income Fund, only); therefore these Funds will not purchase the securities of issuers primarily engaged in the same industry if more than 25% of the total value of that Fund's assets would (in the absence of special circumstances) consist of securities of companies in a single industry; however, there is no limitation as to concentration of investments by Money Fund in obligations issued by domestic banks, foreign branches of domestic banks (if guaranteed by the domestic parent), savings and loan associations or in obligations issued by the federal government and its agencies and instrumentalities; and (5) deviate from the percentage requirements and other restrictions listed under "Warrants and Rights," and the first paragraph under "Special Risks-Borrowing for Leverage." None of the percentage limitations and restrictions described above and in the Statement of Additional Information for the Funds with respect to writing covered calls, hedging, short sales and derivatives is a fundamental policy.

      All of the percentage restrictions described above and elsewhere in this Prospectus, other than those described under "Other Investment Techniques and Strategies--Special Risks-Borrowing for Leverage," apply only at the time a Fund purchases a security. A Fund need not dispose of a security merely because the size of the Fund's assets has changed or the
security has increased in value relative to the size of the Fund.   Money
Fund has separately undertaken to exclude savings and loan associations from the exception to the concentration limitation set forth under investment restriction (4), above. There are other fundamental policies discussed in the Statement of Additional Information.

      The Trustees of the Trust are required to monitor events to identify any irreconcilable conflicts which may arise between the variable life insurance policies and variable annuity contracts that invest in the Funds. Should any conflict arise which ultimately requires that any substantial amount of assets be withdrawn from any Fund, its operating expenses could increase.

How the Funds are Managed

Organization and History. The Trust was organized in 1984 as a Massachusetts business trust. The Trust is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest. It consists of nine separate Funds - Money Fund, Bond Fund and Growth Fund, all organized in 1984, High Income Fund, Capital Appreciation Fund and Multiple Strategies Fund, all organized in 1986, Global Securities Fund, organized in 1990, Strategic Bond Fund, organized in 1993 and Growth & Income Fund, organized in 1995.


      The Trust is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Funds' activities, review performance, and review the actions of the Manager. "Trustees and Officers of the Trust" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Trust. Although the Trust will normally not hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust.

The Manager and Its Affiliates. The Funds are managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Funds' investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under Investment Advisory Agreements for each Fund which state the Manager's responsibilities. The Agreements set forth the fees paid by each Fund to the Manager and describe the expenses that each Fund is responsible to pay to conduct its business.

      The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $50 billion as of March 31, 1996, held in more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.


      - Portfolio Managers. The Portfolio Manager of High Income Fund, Bond Fund, Multiple Strategies Fund and Strategic Bond Fund is David P. Negri, joined by Richard H. Rubinstein for Multiple Strategies Fund and by Arthur P. Steinmetz for Strategic Bond Fund. They are the persons principally responsible for the day-to-day management of those Funds since July 1989, January 1990, July 1989 (April 1991 for Mr. Rubinstein) and May 1993, respectively. During the past five years, Messrs. Steinmetz and Negri have also served as officers of other Oppenheimer funds. During the past five years, Mr. Rubinstein has served as an officer of other Oppenheimer funds and was formerly Vice President and Portfolio Manager/Security Analyst for Oppenheimer Capital Corp., an investment adviser. The Portfolio Manager of Global Securities Fund is William Wilby. He has been the person principally responsible for the day-to-day management of that Fund's portfolio since December, 1995. During the past five years, Mr. Wilby has also served as an officer and portfolio manager for other Oppenheimer funds, prior to which he was an international investment strategist at Brown Brothers Harriman & Co., and a Managing Director and Portfolio Manager at AIG Global Investors. The Portfolio Manager of the Money Fund is Dorothy G. Warmack. On May 1, 1996, she became the person principally responsible for the day-to-day management of that Fund's portfolio. During the past five years, she has served as an officer of other Oppenheimer funds. The Portfolio Manager of Growth Fund is Jane Putnam. She has been the person principally responsible for the day-to-day management of that Fund's portfolio since May 1994. During the past five years, Ms. Putnam has also served as an Associate Portfolio Manager for other Oppenheimer funds and formerly served as a portfolio manager and equity research analyst for Chemical Bank. The Portfolio Manager of Capital Appreciation Fund is Paul LaRocco. He has been the person principally responsible for the day-to-day management of that Fund's portfolio since January 1994. During the past five years, he has also served as an Associate Portfolio Manager for other Oppenheimer funds and formerly served as a securities analyst with Columbus Circle Investors, prior to which he was an investment analyst for Chicago Title
& Trust Co. The Portfolio Manager of Growth & Income Fund is Robert J. Milnamow and the Associate Portfolio Manager of that Fund is Michael S. Levine. Mr. Milnamow has been the person principally responsible for the day-to-day management of that Fund since November 1995. He is an officer of other Oppenheimer funds. During the past five years, Mr. Milnamow was a portfolio manager with Phoenix Securities Group, and Mr. Levine was a portfolio manager and research associate for Amos Securities, Inc., before which he was an analyst for Shearson Lehman Hutton, Inc. Messrs. Negri, Evans, Milnamow and Rubinstein and Ms. Warmack are Vice Presidents of the Manager, Mr. Levine is an Assistant Vice President of the Manager, Messrs. Steinmetz and Wilby are Senior Vice Presidents of the Manager, and Ms. Putnam and Mr. LaRocco are Assistant Vice Presidents of the Manager. Each of the Portfolio Managers named above is also a Vice President of the

Trust.


      - Fees and Expenses. The monthly management fee payable to the Manager is computed separately on the net assets of each Fund as of the close of business each day. The management fee rates are as follows: (i) for Money Fund: 0.450% of the first $500 million of net assets, 0.425% of the next $500 million, 0.400% of the next $500 million, and 0.375% of net assets over $1.5 billion; (ii) for Capital Appreciation Fund, Growth Fund, Multiple Strategies Fund, Growth & Income Fund and Global Securities
Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of net assets over $800 million; and (iii) for High Income Fund, Bond Fund and Strategic Bond Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of net assets over $1 billion.


      During the fiscal year ended December 31, 1995, the management fee (computed on an annualized basis as a percentage of the net assets of all the Funds as of the close of business each day) and the total operating expenses as a percentage of average net assets of each Fund were as follows:

                                                Total
                                Management      Operating
                                Fees            Expenses(1)

Money Fund                      .45%            .51%
High Income Fund                .75%            .81%
Bond Fund                       .75%            .80%
Capital Appreciation Fund       .74%            .78%
Growth Fund                     .75%            .79%
Multiple Strategies Fund        .74%            .77%
Global Securities Fund          .74%            .89%
Strategic Bond Fund             .75%            .85%
Growth & Income Fund(2)         .75%            .93%


____________________
(1) This table does not reflect expenses that apply at the separate account level or to related insurance products.
(2) Because Growth & Income Fund is a new fund and has not completed a full fiscal year, the expenses shown above are based on amounts estimated to be payable in the current fiscal year. Growth & Income Fund's total operating expenses for the period from commencement of operations (July 5, 1995) to December 31, 1995 were 2.07% (on an annualized basis) as a percentage of net assets.

    The Funds pay expenses related to their daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Funds' assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the investment advisory agreement is contained in the Statement of Additional Information.

    There is also information about the Funds' brokerage policies and practices in "Brokerage Policies of the Funds" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Funds' portfolio transactions. When deciding which brokers to use, the Manager is permitted by the investment advisory agreements to consider whether brokers have sold shares of the Funds or any other funds for which the Manager serves as investment adviser.

    - Shareholder Inquiries. Inquiries by policyowners for Account information are to be directed to the insurance company issuing the Account at the address or telephone number shown in the accompanying Account Prospectus.


Performance of the Funds

Explanation of Performance Terminology. Money Fund uses the term "yield" to illustrate its performance. High Income Fund, Bond Fund and Strategic Bond Fund use the terms "yield," "total return," and "average annual total return" to illustrate performance. All the Funds, except Money Fund, use the terms "average annual total return" and "total return" to illustrate their performance. This performance information may be useful to help you see how well your investment has done and to compare it to other funds or market indices, as we have done below.

    It is important to understand that the Funds' total returns and yields represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Funds' performance. Each Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio and expenses.

    - Yields. Money Fund's "yield" is the income generated by an investment in that Fund over a seven-day period, which is then "annualized." In annualizing, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The compounded "effective yield" is calculated similarly, but the annualized income earned by an investment in Money Fund is assumed to be reinvested. The compounded effective yield will therefore be slightly higher than the yield because of the effect of the assumed reinvestment.

    Yield for High Income Fund, Strategic Bond Fund or Bond Fund will be computed in a standardized manner for mutual funds, by dividing that Fund's net investment income per share earned during a 30-day base period by the maximum offering price (equal to the net asset value) per share on the last day of the period. This yield calculation is compounded on a semi-annual basis, and multiplied by 2 to provide an annualized yield. The Statement of Additional Information describes a dividend yield and a distribution return that may also be quoted for these Funds.

    - Total Returns. There are different types of total returns used to measure each Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Funds' actual year-by-year performance.

How Have the Funds Performed? Below is a discussion by the Manager of the Funds' performance during their last fiscal year ended December 31, 1995, followed by a graphical comparison of each Fund's performance, except Money Fund, to an appropriate broad-based market index.


Management's Discussion of Performance. During the Funds' fiscal year ended December 31, 1995, the bond markets and the equity markets experienced overall price increases in response to declines in interest rates and favorable corporate profits in the face of slower economic growth. During that period, the Manager emphasized the following investment strategies and techniques. High Income Fund focused on the higher quality tiers of below-investment grade bonds and sought value in the housing, gaming and energy sectors, and invested in bonds of growth companies such as foreign cable companies. Bond Fund reacted to a strong rally in treasury securities by reducing its treasury allocation in favor of increased allocations in different categories of U.S. Government and corporate bonds. It reduced its holdings in utilities and cyclical companies such as mining and metals companies in favor of companies expected to experience earnings growth, such as cable, communications, broadcasting and media firms. Capital Appreciation Fund experienced increased investor interest in small-cap stocks beginning in the third quarter of 1995, prior to which small-cap stocks were not participating fully in the stock market rally. Its focus throughout the fiscal year was on individual companies that appear to have carved out a unique market niche rather than on broad industry sectors. Growth Fund's strategy of looking for growth at reasonable price lead it to invest substantially in the technology and financial services sectors. Multiple Strategies Fund's equity investments reflected large positions in technology and health care stocks while its fixed-income positions were strategically positioned at year-end fairly equally across U.S. treasuries, foreign bonds and corporate high yield bonds, in part in reaction to higher yields available outside of the U.S. Growth & Income Fund had significant holdings in technology stocks (including semiconductor makers) healthcare and financial services. Global Securities Fund's investments reflected perceived worldwide trends such as telecommunications expansion, emerging consumer markets, infrastructure development and global integration, with increased exposure to Japanese and European export-oriented companies and high-quality technology stocks. Strategic Bond Fund added to its position in bonds of selected East Asian markets and private label mortgage-backed securities, in an effort to diversify among typically uncorrelated sectors of the fixed-income market.


    - Comparing each Fund's Performance to the Market. The charts below show the performance of hypothetical $10,000 investments in each Fund (except for Money Fund) held until December 31, 1995. Performance information does not reflect charges that apply to separate accounts investing in the Funds and is not restated to reflect the increased management fee rates that took effect September 1, 1994. If these charges and expenses were taken into account, performance would be lower.


    High Income Fund's performance is compared to the performance of the Salomon Brothers High Yield Market Index which is an unmanaged index of below-investment grade (but rated at least BB+/Ba1 by Standard & Poor's or Moody's) U.S. corporate debt obligations, widely-recognized as a measure of the performance of the high-yield corporate bond market. Bond Fund's performance is compared to the performance of the Lehman Brothers Corporate Bond Index, which is an unmanaged index of publicly-issued non-convertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. The performance of Capital Appreciation Fund, Growth Fund and Growth & Income Fund is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Multiple Strategies Fund's performance is compared to the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, a broad-based, unmanaged index of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities, widely recognized as a measure of the performance of the domestic debt securities market. Global Securities Fund's performance is compared to the Morgan Stanley World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S., and is widely recognized as a measure of global stock market performance. Strategic Bond Fund's performance is compared to the Lehman Brothers Aggregate Bond Index and the Salomon Brothers World Government Bond Index. The Salomon Brothers World Government Bond Index is an unmanaged index of fixed-rate bonds having a maturity of one year or more, and is widely recognized as a benchmark of fixed income performance on a world-wide basis. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, a Fund's performance reflects the effect of that Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for a Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

Comparison of Change in Value of $10,000 Hypothetical Investments in High Income Fund Versus Salomon Brothers High Yield Market Index

(Graph comparing total return of High Income Fund shares to performance of Salomon Brothers High Yield Market Index)

Average Annual Total Return at 12/31/95 (1)

            1 year      5 years         Life of Fund

            20.37%      18.38%          13.27%

(1) The inception date of the Fund was 4/30/86. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

Comparison of Change in Value of $10,000 Hypothetical Investments in Bond Fund Versus Lehman Brothers Corporate Bond Index

(Graph comparing total return of Bond Fund shares to performance of Lehman Brothers Corporate Bond Index)

Average Annual Total Returns at 12/31/95 (1)

        1 year          5 years         Life of Fund

        17%             10.19%          9.35%

(1) The inception date of the Fund was 4/3/85. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.


Comparison of Change in Value of $10,000 Hypothetical Investments in Capital Appreciation Fund Versus S&P 500 Index

(Graph comparing total return of Capital Appreciation Fund shares to performance of S&P 500 Index)

Average Annual Total Returns at 12/31/95 (1)

            1 year      5 years         Life of Fund

            32.52%      22.73%          15.20%

(1) The inception date of the Fund was 8/15/86. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

Comparison of Change in Value of $10,000 Hypothetical Investments in Growth Fund Versus S&P 500 Index

(Graph comparing total return of Growth Fund shares to performance of S&P 500 Index)

Average Annual Total Returns at 12/31/95 (1)

            1 year      5 years     Life of Fund

            36.65%      16.30%      13.57%


(1) The inception date of the Fund was 4/3/85. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

Comparison of Change in Value of $10,000 Hypothetical Investments in Multiple Strategies Fund Versus S&P 500 Index and Lehman Brothers
Aggregate Bond Index

(Graph comparing total return of Multiple Strategies Fund shares to performance of S&P 500 Index and Lehman Brothers Aggregate Bond Index)

Average Annual Total Returns at 12/31/95 (1)

            1 year      5 years         Life of Fund

            21.36%      12.05%          11.09%

(1) The inception date of the Fund was 2/9/87. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

Comparison of Change in Value of $10,000 Hypothetical Investments in Global Securities Fund Versus Morgan Stanley World Index

(Graph comparing total return of Global Securities Fund shares to performance of Morgan Stanley World Index)

Average Annual Total Returns at 12/31/95 (1)

            1 year      5 years         Life of Fund

            2.24%       9.53%           9.36%

(1) The inception date of the Fund was 11/12/90. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

Comparison of Change in Value of $10,000 Hypothetical Investments in Strategic Bond Fund Versus Lehman Brothers Aggregate Bond Index and Salomon Brothers World Government Bond Index

(Graph comparing total return of Strategic Bond Fund to performance of Lehman Brothers Aggregate Bond Index and Salomon Brothers World Government Bond Index)

Average Annual Total Returns at 12/31/95 (1)

            1 year          Life of Fund

            15.33%          5.63%
______________
(1) The inception date of the Fund was 5/3/93. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

Comparison of Change in Value of $10,000 Hypothetical Investments in Growth & Income Fund Versus S&P 500 Index

(Graph comparing total return of Growth & Income Fund to performance of S&P 500)

Cumulative Total Return at 12/31/95 (1)

                        Life of Fund

                        25.25%

_________________________
(1) The inception date of the Fund was 7/5/95. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

ABOUT YOUR ACCOUNT

How to Buy Shares

    Shares of each Fund are offered only for purchase by Accounts as an investment medium for variable life insurance policies and variable annuity contracts, as described in the accompanying Account Prospectus. The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it in that Fund's best interest to do so. Shares of each Fund are offered at their respective offering price, which (as used in this Prospectus and the Statement of Additional Information) is net asset value (without sales charge).

    All purchase orders are processed at the offering price next determined after receipt by the Trust of a purchase order in proper form. The offering price (and net asset value) is determined as of the close of The New York Stock Exchange, which is normally 4:00 P.M., New York time, but may be earlier on some days. Net asset value per share of each Fund is determined by dividing the value of that Fund's net assets by the number of its shares outstanding. The Board of Trustees has established procedures for valuing each Fund's securities. In general, those valuations are based on market value. Under Rule 2a-7, the amortized cost method is used to value Money Fund's net asset value per share, which is expected to remain fixed at $1.00 per share except under extraordinary circumstances; there can be no assurance that Money Fund's net asset value will not vary. Further details are in "About Your Account- How to Buy Shares - Money Fund Net Asset Valuation" in the Statement of Additional Information.


How to Sell Shares

    Payment for shares tendered by an Account for redemption is made ordinarily in cash and forwarded within seven days after receipt by the Trust's transfer agent, OppenheimerFunds Services (the "Transfer Agent"), of redemption instructions in proper form, except under unusual circumstances as determined by the Securities and Exchange Commission.
The Trust understands that payment to the Account owner will be made in accordance with the terms of the accompanying Account Prospectus. The redemption price will be the net asset value next determined after the receipt by the Transfer Agent of a request in proper form. The market value of the securities in the portfolios of the Funds is subject to daily fluctuations and the net asset value of the Funds' shares (other than shares of the Money Fund) will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Dividends, Capital Gains And Taxes

Dividends of Money Fund. The Trust intends to declare Money Fund's dividends from its net investment income on each day the New York Stock Exchange is open for business. Such dividends will be payable on shares held of record at the time of the previous determination of net asset value. Daily dividends accrued since the prior dividend payment will be paid to shareholders monthly as of a date selected by the Board of Trustees. Money Fund's net income for dividend purposes consists of all interest income accrued on portfolio assets, less all expenses of that Fund for such period. Accrued market discount is included in interest income; amortized market premium is treated as an expense. Although distributions from net realized gains on securities, if any, will be paid at least once each year, and may be made more frequently, Money Fund does not expect to realize long-term capital gains, and therefore does not contemplate payment of any capital gains distribution. Distributions from net realized gains will not be distributed unless Money Fund's capital loss carry forwards, if any, have been used or have expired. Money Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To effect this policy, under certain circumstances the Money Fund may withhold dividends or make distributions from capital or capital gains (see "Money Fund Net Asset Valuation" in the Statement of Additional Information).

Dividends and Distributions of High Income Fund, Bond Fund, Strategic Bond Fund, Growth & Income Fund and Multiple Strategies Fund. The Trust intends to declare High Income Fund, Bond Fund, Strategic Bond Fund, Growth & Income Fund and Multiple Strategies Fund dividends quarterly, payable in March, June, September and December.

Dividends and Distributions of Capital Appreciation Fund, Growth Fund and Global Securities Fund. The Trust intends to declare Capital Appreciation Fund, Growth Fund and Global Securities Fund dividends on an annual basis.


Capital Gains. Any Fund (other than Money Fund) may make a supplemental distribution annually in December out of any net short-term or long-term capital gains derived from the sale of securities, premiums from expired calls written by the Fund, and net profits from hedging transactions. Each such Fund may also make a supplemental distribution of capital gains and ordinary income following the end of its fiscal year. All dividends and capital gains distributions paid on shares of any of the Funds are automatically reinvested in additional shares of that Fund at net asset value determined on the distribution date. There are no fixed dividend rates and there can be no assurance as to payment of any dividends or the realization of any capital gains.

Tax Treatment to the Account As Shareholder. Dividends paid by each Fund from its ordinary income and distributions of each Fund's net realized short-term or long-term capital gains are includable in gross income of the Accounts holding such shares. The tax treatment of such dividends and distributions depends on the tax status of that Account.

Tax Status of the Funds. If the Funds qualify as "regulated investment companies" under the Internal Revenue Code, the Trust will not be liable for Federal income taxes on amounts paid as dividends and distributions from any of the Funds. The Funds did qualify during their last fiscal year and the Trust intends that they will qualify in current and future years. However, the Code contains a number of complex tests relating to qualification which any Fund might not meet in any particular year (see, e.g., "Other Investment Techniques and Strategies - Portfolio Turnover"). If any Fund does not so qualify, it would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders of that Fund. The above discussion relates solely to Federal tax laws. This discussion is not exhaustive and a qualified tax adviser should be consulted.

APPENDIX A - DESCRIPTION OF TERMS

Some of the terms used in the Prospectus and the Statement of Additional Information are described below:

Bank obligations include certificates of deposit which are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually 14 days to one year) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer; these instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Bank notes are short-term direct credit obligations of the issuing bank or bank holding company.

Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Variable rate master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement between the holder and the borrower. The holder has the right to increase the amount under the note at any time up to the face amount, or to decrease the amount borrowed, and the borrower may repay up to the face amount of the note without penalty.

Corporate obligations are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs.

Letters of credit are obligations by the issuer (a bank or other person) to honor drafts or other demands for payment upon compliance with specified conditions.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Such agencies and instrumentalities include, but are not limited to, Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Issues of the United States Treasury are direct obligations of the United States Government. Issues of agencies or instrumentalities are (i) guaranteed by the United States Treasury, or (ii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury, or (iii) supported by the issuing agency's or instrumentality's own credit.

APPENDIX B - DESCRIPTION OF SECURITIES RATINGS

This is a description of (i) the two highest rating categories for Short Term Debt and Long Term Debt by the Rating Organizations referred to under "Investment Objectives and Policies -- Money Fund", and (ii) additional rating categories that apply principally to investments by High Income Fund, Strategic Bond Fund and Bond Fund. The rating descriptions are based on information supplied by the Rating Organizations to subscribers.

Short Term Debt Ratings.

Moody's Investors Service, Inc. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and
(e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

Fitch Investors Service, Inc. ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited or its affiliate IBCA Inc. ("IBCA"): Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

A1+:  Obligations supported by the highest capacity for timely repayment.

A1:  Obligations supported by a very strong capacity for timely repayment.

A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.
TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Long Term Debt Ratings.

These rating categories apply principally to investments by High Income Fund, Strategic Bond Fund and Bond Fund. For Money Fund only, the two highest rating categories of each Rating Organization are relevant for securities purchased with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's:  Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

Aa: Judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A: Possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated "C" can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's:  Bonds are rated as follows:

AAA: The highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


AA: A strong capacity to pay interest and repay principal and differ from "AAA" rated issues only in small degree.

A: Have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the "A" category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and"CC" the highest degree. While such bonds will likely have some equality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

Fitch:
AAA: Considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

Duff & Phelps:

AAA: The highest credit quality. The risk factors are negligible, being only slightly more than the risk-free U.S. Treasury debt.

AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

IBCA: Long-term obligations (with maturities of more than 12 months) are rated as follows:

AAA: The lowest expectation for investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risks significantly.


AA: A very low expectation for investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A plus (+) or minus (-) sign may be appended to a long term rating to denote relative status within a rating category.

TBW: TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, it not quite as favorable as for companies in the highest rating category.

APPENDIX TO PROSPECTUS

      Graphic material included in Prospectus of Oppenheimer Variable Account Funds: "Comparison of Total Return of Oppenheimer Variable Account Funds with Broad-Based Indices - Changes in Value of a $10,000
Hypothetical Investment"

      Linear graphs will be included in the Prospectus of Oppenheimer Variable Account Funds (the "Funds") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in shares of the Funds for the life of each Fund (except Oppenheimer Money
Fund) and comparing such values with the same investments over the same time periods in Broad-Based Indices. Set forth below are the relevant data points that will appear on the linear graphs. Additional information with respect to the foregoing, including a description of the Broad-Based Indices, is set forth in the Prospectus under "How Have the Funds Performed? - Management's Discussion of Performance."

                                        Salomon
                                        Brothers
Fiscal                                  High Yield
Year Ended       High Income Fund       Market Index
04/30/86(1)      $10,000                $10,000
12/31/86         $10,473                $10,510
12/31/87         $11,318                $10,990
12/31/88         $13,081                $12,664
12/31/89         $13,715                $13,012
12/31/90         $14,352                $12,096
12/31/91         $19,220                $16,851
12/31/92         $22,664                $19,859
12/31/93         $28,632                $24,878
12/31/94         $27,722                $24,569
12/31/95         $33,369                $29,412

                                        Lehman
                                        Brothers
Fiscal                                  Corporate
Year Ended       Bond Fund              Bond Index

04/03/85         $10,000                $10,000
12/31/85         $11,882                $11,819
12/31/86         $13,084                $13,770
12/31/87         $13,415                $14,112
12/31/88         $14,618                $15,352
12/31/89         $16,565                $17,526
12/31/90         $17,877                $18,811
12/31/91         $21,028                $22,325
12/31/92         $22,395                $24,294
12/31/93         $25,315                $27,209
12/31/94         $24,825                $26,139
12/31/95         $24,444                $27,063

Fiscal           Capital
Year Ended       Appreciation Fund      S&P 500 Index
08/15/86(1)      $10,000                $10,000
12/31/86         $ 9,835                $ 9,684
12/31/87         $11,245                $10,192
12/31/88         $12,754                $11,880
12/31/89         $16,269                $15,638
12/31/90         $13,533                $15,152
12/31/91         $20,938                $19,758
12/31/92         $24,167                $21,261
12/31/93         $30,770                $23,400
12/31/94         $28,434                $23,706
12/31/95         $37,681                $32,504

Fiscal
Year Ended       Growth Fund            S&P 500 Index

04/30/85         $10,000                $10,000
12/31/85         $10,950                $12,076
12/31/86         $12,894                $14,331
12/31/87         $13,322                $15,083
12/31/88         $16,265                $17,581
12/31/89         $20,101                $23,141
12/31/90         $18,450                $22,422
12/31/91         $23,163                $29,238
12/31/92         $26,528                $31,463
12/31/93         $28,451                $34,668
12/31/94         $28,726                $35,081
12/31/95         $35,851                $39,495
                                                               Lehman
                                                               Brothers
Fiscal           Multiple                                      Aggregate
Year Ended       Strategies Fund        S&P 500 Index          Bond Index

02/09/87(1)      $10,000                $10,000                $10,000
12/31/87         $10,397                $ 8,923                $10,063
12/31/88         $12,700                $10,401                $10,857
12/31/89         $14,701                $13,690                $12,434
12/31/90         $14,421                $13,265                $13,549
12/31/91         $16,941                $17,297                $15,716
12/31/92         $18,463                $18,613                $16,879
12/31/93         $21,408                $20,486                $18,525
12/31/94         $20,991                $20,754                $17,984
12/31/95         $25,474                $28,457                $21,307

                                        Morgan
Fiscal           Global                 Stanley
Year Ended       Securities Fund        World Index
11/12/90(1)      $10,000                $10,000
12/31/90         $10,040                $10,211
12/31/91         $10,380                $12,148
12/31/92         $ 9,642                $11,582
12/31/93         $16,423                $14,261
12/31/94         $15,483                $14,985
12/31/95         $15,830                $18,090



                                        Lehman                 Salomon
                                        Brothers               Brothers World
Fiscal           Strategic              Aggregate              Government
Year Ended       Bond Fund              Bond Index             Bond Index
05/03/93(1)      $10,000                $10,000                $10,000
12/31/93         $10,425                $10,453                $10,426
12/31/94         $10,032                $10,147                $10,671
12/31/95         $11,569                $12,022                $12,703

_______________________
(1)  Commencement of operations.


Fiscal           Growth &               S&P
Year Ended       Income Fund            500 Index

07/05/95(1)      $10,000                $10,000
12/31/95         $12,525                $11,455

_______________________
(1)  Commencement of operations.

Oppenheimer Variable Account Funds
3410 South Galena Street
Denver, Colorado 80231
1-800-525-7048

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York  10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York  10015

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado  80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado  80202


No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Trust, OppenheimerFunds, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.
PR0600.001.0496

Oppenheimer Variable Account Funds
3410 South Galena Street, Denver, Colorado 80231
1-800-525-7048